FORM OF CONVERTIBLE NOTE
                          OF STELLAR TECHNOLOGIES, INC.

THIS NOTE AND THE SECURITIES TO BE ISSUED UPON ITS CONVERSION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS. THIS NOTE MAY NOT BE CONVERTED UNLESS THE HOLDER THEREOF PROVIDES THE ISSUER WITH A WRITTEN CERTIFICATION THAT THIS NOTE IS NOT BEING CONVERTED BY OR ON BEHALF OF ANY "U.S. PERSON" AS SUCH TERM IS DEFINED IN RULE 902 OF REGULATION S UNDER THE SECURITIES ACT, OR PROVIDES A WRITTEN OPINION OF UNITED STATES COUNSEL OF RECOGNIZED STANDING, IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER, TO THE EFFECT THAT THIS NOTE AND THE SECURITIES TO BE ISSUED UPON ITS CONVERSION HAVE BEEN REGISTERED UNDER THE SECURITIES ACT AND REGISTERED OR QUALIFIED UNDER APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, OR ARE EXEMPT FROM SUCH REGISTRATION OR QUALIFICATION. THIS NOTE AND THE SECURITIES TO BE ISSUED UPON ITS CONVERSION MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT AND REGISTRATION OR QUALIFICATION UNDER APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION. HEDGING TRANSACTIONS, INCLUDING, BUT NOT LIMITED TO, SHORT SALES, SWAPS OR DERIVATIVE SECURITIES TRANSACTIONS, INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NO TRANSFER OF THE SECURITIES REPRESENTED HEREBY MAY BE MADE IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION UNLESS THERE SHALL HAVE BEEN DELIVERED TO THE ISSUER A WRITTEN OPINION OF UNITED STATES COUNSEL OF RECOGNIZED STANDING, IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER, TO THE EFFECT THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND REGISTRATION OR QUALIFICATION UNDER APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.

$_____________                                              Dated: _______, 2006



      FOR VALUE RECEIVED, the undersigned, Stellar Technologies, Inc. ("Maker"), promises to pay to the order of ___________________________, a _______________
("Lender" or "Holder"), in immediately available funds at the office of Lender at _________________________________, or at such other location as the Lender may designate in writing from time to time, the principal amount of $______________ together with interest from the date hereof (computed on the basis of a year of 360 days of twelve 30-day months) on the outstanding principal balance, to be fixed at a rate equal to 10% per annum in accordance with the following terms:

      1. Terms of Repayment.

         (a) The principal amount of this Convertible Note shall be due and payable in full on the date (the "Maturity Date") which is eighteen (18) months from the date of this Convertible Note, at which time all unpaid interest which has accrued on this Convertible Note shall also be due and payable. The Maker shall have the right to prepay the principal amount of this Convertible Note, in whole or in part, together with any accrued and unpaid interest due on such principal amount, at any time upon ten (10) days written notice to Holder upon Holder's delivery of this Convertible Note to the Maker for full or partial cancellation.

         (b) Interest on the outstanding principal balance of this Convertible Note shall accrue at the rate of 10% per annum and be payable at maturity.

      2. Transferability. This Convertible Note and any shares of common stock, $.001 par value per share ("Common Stock"), of Maker issuable upon conversion hereof may not be offered for sale or sold, or otherwise transferred unless (i) such security has been registered for sale under the Securities Act of 1933, as amended (the "1933 Act"), and registered or qualified under applicable state securities laws relating to the offer and sale of securities; (ii) such security has been sold or otherwise transferred in accordance with Regulation S under the 1933 Act; or (iii) exemptions from the registration requirements of the 1933 Act and the registration or qualification requirements of all applicable state securities laws are available and the Maker shall have received a written opinion of United States counsel of recognized standing, in form and substance acceptable to Maker, to the effect that the proposed sale or other disposition of such securities may be effected without registration under the 1933 Act and would not result in any violation of any applicable state securities laws relating to the registration or qualification of securities for sale.

      3. Subordination.

         (a) The indebtedness evidenced by this Convertible Note is subordinated to the prior payment when due of the principal of, premium, if any, and interest on all "Senior Indebtedness" (as defined in Section 3(b) below) of Maker. Therefore, upon any distribution of its assets in a liquidation or dissolution of Maker, or in bankruptcy, reorganization, insolvency, receivership or similar proceedings relating to Maker, Lender will not be entitled to receive payment of the indebtedness evidenced by this Convertible Note until the holders of Senior Indebtedness are paid in full. Upon the occurrence of an event of default with respect to any Senior Indebtedness, as such event of default may be defined in such instrument evidencing the Senior Indebtedness, to the extent such event of default permits the holders of such Senior Indebtedness to accelerate the maturity thereof, then upon written notice thereof given to Maker by any holder of such Senior Indebtedness or their representative, no payment shall be made by Maker in respect of this Convertible Note until Maker has cured such event of default to the satisfaction of the holders of such Senior Indebtedness.

         (b) "Senior Indebtedness" means: (i) all direct or indirect, contingent or certain indebtedness of any type, kind or nature (present or future) created, incurred or assumed by the Maker with respect to any present or future bank or other financial institutional indebtedness of the Maker and any guaranty by Maker of any present or future bank or other financial institutional indebtedness of any subsidiary of Maker; (ii) any indebtedness created, incurred, or assumed, by the Maker secured by a lien on any assets of the Maker; and (iii) the indebtedness of the Maker evidenced by that certain Secured Convertible Note in the principal amount of $1,600,000 dated April 1, 2005 issued by the Maker in favor of Trident Growth Fund, LP.

      4. Event of Default. An "Event of Default" under this Convertible Note means the occurrence of any of the following events (whether the reason for such event of default shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body): (i) nonpayment of all principal and interest when and as due under the terms of this Convertible Note; (ii) any other material breach of the terms of this Convertible Note; (iii) any material breach by Maker of any representation, warranty or agreement of Maker contained in that certain Securities Purchase Agreement dated as of even date herewith by and between the Maker and Lender (the "Securities Purchase Agreement") which is not cured by Maker within thirty
(30) days after notice by Lender; (iv) the institution of any proceedings by or against Maker under any law relating to bankruptcy, insolvency, reorganization or other form of debtor relief or Maker's making an assignment for the benefit of creditors, or the appointment of a receiver, trustee, conservator or other judicial representative for Maker or any of its respective properties; or (v) an event of bankruptcy or insolvency of Maker. Maker shall receive written notice upon the occurrence of an Event of Default and provided the default is not cured within five (5) days, with respect to any Event of Default based on non-payment of principal or interest, or within ten (10) days, with respect to any other Event of Default, of the stated Event of Default, the entire principal and accrued interest under this Convertible Note shall accelerate and become immediately due and payable.

      5. Conversion Feature.

         (a) This Convertible Note may be converted, in whole or in part at the option of the Holder, at any time or from time to time prior to the Maturity Date, into that number of shares of Common Stock as determined herein by delivery of this Note and the Notice of Conversion annexed hereto duly completed and executed on behalf of the Holder, to Maker at the office of Maker (or such other office or agency of Maker as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of Maker). This Note may not be converted unless the Holder provides the Company with a written certification that this Note is not being converted by or on behalf of any "U.S. Person" as such term is defined in Rule 902 of Regulations S under the 1933 Act, or provides a written opinion of United States counsel of recognized standing, in form and substance satisfactory to Maker, to the effect that this Note and the shares of Common Stock to be issued upon its conversion have been registered under the 1933 Act and registered or qualified under applicable securities laws of any state or other jurisdiction, or are exempt from such registration or qualification. The date set forth on the Conversion Notice shall be the "Conversion Date".

         (b) The number of shares of Common Stock that shall be issuable upon conversion of the Convertible Note shall be equal to the face amount of the Convertible Note (or such lesser principal amount as shall be set forth on the Notice of Conversion), plus any accrued and unpaid interest due hereunder or on the principal amount being converted, as applicable, divided by the Conversion Price (as defined below) in effect on the Conversion Date. No partial share will be issued. Any partial shares will be rounded up to the nearest whole share. Within 5 days after Maker's receipt of the Conversion Notice completed and executed by Holder and this Note, Maker shall issue and deliver by hand against a signed receipt therefore, by nationally recognized overnight courier requiring a signed receipt therefore to the address provided herein, a stock certificate or stock certificates of the Maker representing the number of shares of Common Stock to which Holder is entitled. In the event that this Note shall be converted in part prior to the Maturity Date, the Maker shall issue a new Note of like tenor to Holder in the principal amount not so converted. The Conversion Price shall be $0.15, subject to adjustment. Except as provided in this Section 5, the Holder of the Convertible Note shall have no conversion rights.

         (c) The Lender shall be entitled to the rights and subject to the obligations regarding the registration of the shares of Common Stock issuable upon conversion of the Convertible Note set forth in Section 6 of that certain Securities Purchase Agreement dated on or about the date hereof by and between Maker and Lender.

      6. Adjustments. The Conversion Price and the securities into which this Convertible Note is convertible are subject to adjustment from time to time as follows:

         (a) Reorganization, Merger or Sale of Assets. If at any time while this Convertible Note, or any portion thereof, is outstanding there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation with or into another corporation in which the Maker is not the surviving entity, or a reverse triangular merger in which the Maker is the surviving entity but the shares of the Maker's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (iii) a sale or transfer of the Maker's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Convertible Note shall thereafter be entitled to receive upon conversion of this Convertible Note the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon conversion of this Convertible Note would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Convertible Note had been converted immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 6. The foregoing provisions of this
Section 6(a) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the conversion of this Convertible Note. If the per-share consideration payable to Maker for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by Maker's Board of Directors. In all events, appropriate adjustment (as determined in good faith by Maker's Board of Directors) shall be made in the application of the provisions of this Convertible Note with respect to the rights and interests of Maker after the transaction, to the end that the provisions of this Convertible Note shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon conversion of this Convertible Note.

         (b) Reclassification. If Maker, at any time while this Convertible Note, or any portion thereof, remains outstanding, by reclassification of securities or otherwise, shall change any of the securities as to which conversion rights under this Convertible Note exist into the same or a different number of securities of any other class or classes, this Convertible Note shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the conversion rights under this Convertible
Note immediately prior to such reclassification or other change and number of shares received upon such conversion shall be appropriately adjusted, all subject to further adjustment as provided in this Section 6.

         (c) Split, Subdivision or Combination of Shares. If Maker at any time while this Convertible Note, or any portion thereof, remains outstanding shall split, subdivide or combine the securities as to which conversion rights under this Convertible Note exist, into a different number of securities of the same class, the Conversion Price shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

         (d) Adjustments for Dividends in Stock or Other Securities or
Property. If while this Convertible Note, or any portion hereof, remains outstanding, the holders of the securities as to which conversion rights under this Convertible Note exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of Maker by way of dividend, then and in each case, this Convertible Note shall represent the right to acquire upon conversion, in addition to the number of shares of the security receivable upon conversion of this Convertible Note, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of Maker that such holder would hold on the date of such conversion had it been the holder of record of the security receivable upon conversion of this Convertible Note on the date hereof and had thereafter, during the period from the date hereof to and including the date of such conversion, retained such shares and/or all other additional stock, other securities or property available by this Convertible Note as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 6.

      7. Investment Intent and Conversion Restrictions. Lender, by acceptance hereof, acknowledges that this Convertible Note and the shares to be issued upon conversion hereof are being acquired solely for Lender's own account and not as a nominee for any other party, and for investment, and that Lender will not offer, sell or otherwise dispose of this Convertible Note or any shares to be issued upon conversion hereof except under circumstances that will not result in a violation of applicable federal and state securities laws. Upon conversion of this Convertible Note, Lender shall, confirm in writing, in a form satisfactory to Maker, that the shares so purchased are being acquired solely for Lender's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale. Lender acknowledges and agrees that this Note may not be converted unless the Lender provides Maker with a written certification that this Note is not being converted by or on behalf of any "U.S. Person" as such term is defined in Rule 902 of Regulations S under the 1933 Act, or provides a written opinion of United States counsel of recognized standing, in form and substance satisfactory to Maker, to the effect that this Note and the shares to be issued upon its exercise have been registered under the 1933 Act and registered or qualified under applicable securities laws of any state or other jurisdiction, or are exempt from such registration or qualification. The Lender further acknowledges and agrees that hedging transactions, including but not limited to short sales, swaps or derivative securities transactions may not be conducted unless in compliance with the 1933 Act. All shares issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the form set forth below, appropriate notations thereof will be made in the Maker's stock transfer books, and stop transfer instructions reflecting these restrictions on transfer will be placed with the transfer agent of the shares.

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT AND REGISTRATION OR QUALIFICATION UNDER APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION. HEDGING TRANSACTIONS, INCLUDING, BUT NOT LIMITED TO, SHORT SALES, SWAPS OR DERIVATIVE SECURITIES TRANSACTIONS, INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NO TRANSFER OF THE SECURITIES REPRESENTED HEREBY MAY BE MADE IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION UNLESS THERE SHALL HAVE BEEN DELIVERED TO THE ISSUER A WRITTEN OPINION OF UNITED STATES COUNSEL OF RECOGNIZED STANDING, IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER, TO THE EFFECT THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND REGISTRATION OR QUALIFICATION UNDER APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.

      8. Notices.

         (a) Whenever the kind of securities purchasable hereunder or the Conversion Price shall be adjusted pursuant to Section 6 hereof, Maker shall issue a certificate signed by its Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Conversion Price and kind of securities purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first-class mail, postage prepaid) to Maker.

         (b) All notices, advices and communications under this Convertible Note shall be deemed to have been given, (i) in the case of personal delivery, on the date of such delivery and (ii) in the case of mailing, on the third business day following the date of such mailing, addressed as follows:

                  If to Maker:

                  Stellar Technologies, Inc.
                  7935 Airport Pulling Road
                  Suite 201
                  Naples, FL  34109
                  Attention: Chief Executive Officer

                  With a copy to:

                  Fox Rothschild LLP
                  997 Lenox Drive
                  Building 3
                  Lawrenceville, New Jersey 08648
                  Attention: Vincent A. Vietti, Esq.

                  and to the Lender:

                  At the address set forth in the Securities Purchase Agreement

      Either of Maker or Lender may from time to time change the address to which notices to it are to be mailed hereunder by notice in accordance with the provisions of this Section 8.

      9. Amendments.

         (a) Any term of this Convertible Note may be amended with the written consent of the Maker and the Holder. Any amendment effected in accordance with this Section 9 shall be binding upon the Holder, each future holder and the Maker.

         (b) No waivers of, or exceptions to, any term, condition or provision of this Convertible Note, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

      10. Agreements of Maker. Maker and any other party now or hereafter liable for the payment of this Convertible Note in whole or in part, hereby severally
(i) waive demand, presentment for payment, notice of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notice, filing of suit and diligence in collecting this Convertible Note, (ii) agree to the release of any party primarily or secondarily liable hereon, (iii) agree that the Lender shall not be required first to institute suit or exhaust its remedies hereon against Maker or others liable or to become liable hereon or to enforce its rights against them, and (iv) consent to any extension or postponement of time of payment of this Convertible Note and to any other indulgence with respect hereto without notice thereof to any of them.

      11. Binding Parties. This Convertible Note shall bind Maker and its successors and assigns, and the benefits hereof shall inure to the benefit of Lender and its successors and assigns. All references herein to "Maker" and "Lender" shall be deemed to apply to Maker and Lender, respectively, and to their respective successors and assigns.

      12. Governing Law. This Convertible Note shall be governed by and construed in accordance with the laws of the State of Florida, without regard to the laws that might otherwise govern under applicable principles of conflicts of laws thereof, except that the General Corporation Law of the State of Colorado shall apply to the internal corporate governance of Maker.

      13. Section Titles. The Section titles in this Convertible Note are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Convertible Note.

      WITNESS the due execution hereof on the date first above written.


                                                  STELLAR TECHNOLOGIES, INC.



                                                  By:___________________________
                                                       Name:
                                                       Title:

                                   APPENDIX A
                              NOTICE OF CONVERSION


To:      Stellar Technologies, Inc.
         7935 Airport Pulling Road
         Suite 210
         Naples, FL 34109

         Attention:  Chief Executive Officer

         (1) The undersigned hereby elects to purchase ____________ shares of Common Stock of Stellar Technologies, Inc., a Colorado corporation, pursuant to the terms of the attached Note, and tenders herewith payment for such shares in full in accordance with the terms of the Note by converting $_________ principal amount of the Note and $__________ of accrued and unpaid interest due on such principal amount.

         (2) In converting this Note, the undersigned hereby confirms and acknowledges that the shares of Common Stock to be issued upon conversion hereof are being acquired solely for the account of the undersigned, not as a nominee for any other party, and for investment purposes only (unless such shares are subject to resale pursuant to an effective prospectus), and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws.

         (3) The undersigned hereby certifies that:

      |_| This Note is not being converted by or on behalf of any "U.S. Person" as such term is defined in Rule 902 of Regulation S under the Securities Act, or

      |_| Enclosed is a written opinion of United States counsel of recognized standing, in form and substance satisfactory to the issuer, to the effect that this Note and the securities to be issued upon its conversion have been registered under the Securities Act and registered or qualified under applicable securities laws of any state or other jurisdiction, or are exempt from such registration or qualification.

      (4) Terms not otherwise defined in this Notice of Conversion shall have the meanings ascribed to such terms in the attached Note.

      (5) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned.

                                                  HOLDER


--------------------------                        ------------------------------
(Date)                                            (Signature)